SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM 8-K/A



                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                        Date of Report: August 16, 2000



                                 Viropro, Inc.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                  -------------------------------------------
(State of Other Jurisdiction of Incorporation)



     333-06718                                          133124057
------------------------                     -----------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

3163 Kennedy Boulevard, Jersey City, NJ        07306
------------------------------------------   -----------
(Address of Principal Executive Offices)     (Zip Code)



                                 (800) 361-1199
              ---------------------------------------------------
              (Registrant's Phone Number, Including Area Code)

Item 4.

Registrant strongly disputes the statements contained in Exhibit 16.1 on the grounds that they are unfounded and untrue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 26, 2000                     By:
                                                --------------------------------
                                                 Hugh J. Johnson, Secretary



Exhibits.    Letters from Accountants, or other items applicable to situation, if any.

             Exhibit 16.1  Accountant's Letter